SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):
                                January 17, 2002



                            FAUQUIER BANKSHARES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



          Virginia                       2-25805                 54-1288193
          --------                       -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



10 Courthouse Square, Warrenton, Virginia                             20186-2800
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (540) 347-2700
                                                                  --------------



Former name or address, if changed since last report:                        n/a


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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

             On January 18, 2002, Fauquier Bankshares, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(a)          Not applicable.

(b)          Not applicable.

(c)          Exhibits:

             99.1          Press Release dated January 18, 2002.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       FAUQUIER BANKSHARES, INC.



Date:  January 18, 2002                                By:  /s/  Eric P. Graap
                                                          ----------------------
                                                       Eric P. Graap
                                                       Senior Vice President and
                                                       Chief Financial Officer